Exhibit 99.1

FILED

2014 MAY-2 A 9:45

CIVIL DISTRICT COURT

CIVIL DISTRICT COURT FOR THE PARISH OF ORLEANS

STATE OF LOUISIANA

NO. 11-10640	DIVISION G-11

MONTECITO OFFSHORE, LLC

VERSUS

PAXTON ENERGY, INC. and PAXACQ, INC.

FILED: _________________________	____________________________
DEPUTY CLERK

JOINT MOTION TO DISMISS

Plaintiff, Montecito Offshore, LLC ("Montecito"), defendants, Worthington Energy, Inc., formerly known as Paxton Energy, Inc., and PaxAcq, Inc. (collectively, "Paxton"), and intervenors, Alva Terry Staples, et al. ("Debenture Holders"), a complete list of which are attached hereto as Exhibit A, jointly move that all of the various claims each has asserted against the others in this lawsuit be dismissed with prejudice. Specifically, Montecito moves that its claims asserted against Paxton in the Amended Petition to Rescind Sale, filed March 20, 2012, be dismissed with prejudice, along with any other pleadings or claims against Paxton. Paxton moves that the claims asserted in its Amended Reconventional Demand, filed July 27, 2012, be dismissed with prejudice, along with any other pleadings or claims against Montecito. Finally, the Debenture Holders move that the claims asserted in their Amended Motion to Intervene and Petition for Intervention, filed October 15, 2012, be dismissed with prejudice, along with any other outstanding pleadings or claims against Montecito or Paxton. Each party shall bear its own costs and attorney fees and reserves its claims against all other parties, persons or entity.

1

FILED

2014 MAY-2 A 9:45

CIVIL DISTRICT COURT

Respectfully submitted,

/s/ Guy E. Wall

Guy E. Wall (#7718)

Paul E. Bullington (#14109)

Brandon D. Zeller (#34166)

Wall, Bullington & Cook, LLC

540 Elmwood Park Blvd.

New Orleans, LA 70123

(504) 736-0347 (Phone)

(504) 734-8574 (Fax)

Attorneys for plaintiff, Montecito Offshore, LLC

/s/ R. Patrick Vance

R. PATRICK VANCE (Bar No. 13008)

TYLER J. RENCH (Bar No. 34049)

Jones, Walker, Waechter, Poitevent

    Carrere & Denegre, LLP

201 St. Charles Ave, Suite 5100

New Orleans, LA 70170

(504) 582-8336 Telephone

(504) 589-8336 Facsimile

pvance@joneswalker.com

trench@joneswalker.com

Attorneys for Worthington Energy Inc., f/k./a Paxton

Energy, Inc. an PaxAcq, Inc. Defendants

/s/ Douglas S. Draper

DOUGLAS S. DRAPER (Bar No. 5073)

GRETA M. BROUGHY (Bar No. 26216)

Heller Draper Patrick & Horn, LLC

650 Poydras St. Suite 2500

New Orleans, LA 70130

Telephone: 504-299-3300

Facsimile: 504-299-3399

E-mail: ddraper@hellerdraper.com

E-mail: gbroughy@hellerdraper.com

Attorneys for Intervenors, Alva Terry Staples et. al.

Certificate of Service

The undersigned counsel of record hereby certifies that the foregoing has been served on all parties by fax, mail or hand delivery this 2nd day of May, 2014.

2

3

CIVIL DISTRICT COURT FOR THE PARISH OF ORLEANS

STATE OF LOUISIANA

NO. 11-10640	DIVISION G-11

MONTECITO OFFSHORE, LLC

VERSUS

PAXTON ENERGY, INC. and PAXACQ, INC.

FILED: _________________________	____________________________
DEPUTY CLERK

JUDGMENT

Considering the foregoing Joint Motion to Dismiss filed by plaintiff, Montecito Offshore, LLC ("Montecito"), defendants, Worthington Energy, Inc., formerly known as Paxton Energy, Inc., and PaxAcq, Inc. (collectively, "Paxton"), and intervenors, Alva Terry Staples, et al. ("Debenture Holders"),

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that the Joint Motion to

Dismiss is GRANTED and

1. Montecito's claims asserted against Paxton in the Amended Petition to Rescind Sale, filed March 20, 2012, are dismissed with prejudice, along with any other outstanding pleadings or claims against Paxton;

2. Paxton's claims asserted against Montecito in the Amended Reconventional Demand, filed July 27, 2012, any other outstanding pleadings or claims against Montecito, are dismissed with prejudice; and

3. Debenture Holders' claims asserted in their Amended Motion to Intervene and Petition for Intervention, filed October 15, 2012, and any other outstanding pleadings or claims against Montecito or Paxton, are dismissed with prejudice.

4.Montecito, Paxton and Debenture Holders reserve their claims against all other parties, persons or entities and each will pay their own costs.

New Orleans, Louisiana this May 27, 2014

4